UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2011

Date of reporting period: March 1, 2010 — February 28, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual report
2|28|11

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	39

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and stock market continue to show resilience, even in the face of rising head winds around the globe. On March 9, 2011, U.S. equities marked the two-year anniversary of the beginning of the most powerful bull market since the 1950s, with the S&P 500 Index doubling from its 2009 low.

While Putnam maintains a positive outlook for U.S. equities and the overall economy in 2011, we believe volatility will punctuate the year ahead. Civil unrest in the Middle East and North Africa, high unemployment, rising oil prices, and Japan’s earthquake, tsunami, and nuclear crisis have all created a climate of uncertainty. In addition, the U.S. fixed-income market continues to struggle, as yields have risen and bond prices have fallen. We believe that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s portfolio manager looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, the manager considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically much more volatile than those of blue-chip companies, the manager also carefully considers each stock’s risk/reward profile.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by the portfolio manager to ensure that it continues to meet his criteria, including:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The manager focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The manager looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Eric Harthun

With renewed confidence in the global recovery, stocks rallied during Putnam Small Cap Value Fund’s fiscal year. How did the fund perform for the reporting period?

It was a rewarding year for small-cap stocks, which outperformed large-cap stocks given investors’ growing appetite for risk. For the 12 months ended February 28, 2011, the fund’s class A shares returned 31.13% at net asset value, surpassing its benchmark, the Russell 2000 Value Index, which rose 28.87%, as well as the average return of 29.37% for the fund’s Lipper peer group, Small-Cap Value Funds.

What fueled the equity markets’ robust gains?

Energized by the market rally that kicked off in early September, U.S. stocks delivered strong results, outperforming international stocks, which grappled with Europe’s sovereign debt crisis and inflation in many emerging markets. Investors seemed to become aware that profitability in corporate America was clearly improving, having aggressively managed inventories, reduced costs, and refinanced debt at historically low interest rates.

In early November, with the economic recovery somewhat tepid, however, the Federal Reserve announced a second round of quantitative easing — dubbed “QE2” — to stimulate the lending markets and spur investment in riskier assets. U.S. equities received an additional boost in mid December thanks to signs of stronger economic growth and optimism surrounding the federal government’s compromise to extend the Bush-era tax cuts. The tax agreement keeps most income and payroll taxes at or below existing levels for two years, resolving both investors’ uncertainty and

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

avoiding tax increases that might have stalled the economic recovery. The stimulus efforts helped to calm investor fears and raised short-term expectations for U.S. growth, despite head winds such as high unemployment and a weak housing market.

What investment decisions guided the portfolio during the period?

Effective stock selection contributed to the fund’s strong outperformance, with a majority of the 12 sectors that the fund invests in delivering positive results that surpassed that of the Russell 2000 Value Index. Investments in technology and financials, the two largest sector allocations in the portfolio, were notable performers as well as those in the capital goods, health-care, and energy sectors. Only transportation and consumer staples had a negative impact on results.

One notable change in the fund’s investment exposure was the increase in its weighting in banks and thrift institutions within the financials sector. New additions to the portfolio, such as Tower Bancorp, which owns full-service community banks in Pennsylvania and Maryland, exemplify our strategy of selecting companies that we believe to have an undervalued stock price, a catalyst that could unlock hidden value, and, in the case of financials, manageable exposure to credit issues. At the same time, we reduced the portfolio’s exposure to real estate investment trusts, because we thought many of the holdings had become fairly valued.

We also increased the fund’s exposure to investments that we believe are benefiting from an economic rebound. One of the fund’s largest holdings, Deluxe Corporation, is a widely known direct-to-consumer check service. However, the company’s growth potential is also driven by its small business solutions division, which offers web services and search engine marketing, as well as its financial services arm, which provides business solutions to financial institutions.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Being somewhat dependent on favorable economic conditions, Deluxe was viewed as in decline during the recession, but we believe the company, which has cut costs to build its profitability margins, is well positioned for a cyclical rebound.

Could you discuss some of the companies that favorably influenced performance during the reporting period?

Technology investments made a strong contribution to performance, with four of the five top-performing holdings coming from this sector. The best-performing stock, Web.com Group, provides online marketing services for small businesses, including website design and publishing, online marketing and advertising, search engine optimization, and lead generation for every stage of the small business lifecycle. The company’s stock price tripled during the period following the company’s acquisition of Register.com in 2010, which investors believe will transform Web.com and increase its revenue stream.

Atmel, a semiconductor stock that we believed had real product momentum in cell-phone touch screen displays, has been cutting costs, streamlining its product line, and eliminating slow-growth areas of its businesses. Investors finally recognized its inherent value given these improvements, and its stock price rallied strongly. Cirrus Logic is a supplier of signal processing components for audio and energy applications. About one third of the company’s revenue is attributable to its customer Apple, and this has translated

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/11. Short-term holdings are excluded. Holdings will vary over time.

into strong revenue growth for the company. MIPS Technologies is an intellectual property company with products used in communications applications. We bought the stock when it was misunderstood by most investors and have since seen its price climb significantly. After posting such strong price appreciation, we sold MIPS as well as Atmel and Cirrus Logic before period-end to lock in profits.

In the energy sector, SM Energy is an asset-rich oil and natural gas exploration and production company with a North American focus that performed well during the period. We are excited about the company’s prospects to harvest new sources of oil, as we are for Rosetta Resources, which is also engaged in acquisition and development of onshore oil and natural gas. Rosetta has worked toward a more diversified commodity mix that includes oil, condensate, and natural gas — thereby reducing its exposure to cyclical swings in energy prices. The company sold its less productive assets and redeployed proceeds into a higher-return shale position with the addition of a major new base of production and reserves in the Eagle Ford shale formation in Texas — doubling its resource inventory.

Which holdings detracted from performance for the period?

Despite the strong overall performance of the health-care sector, investments in Amedisys, a leading provider of home-health-care and hospice services, proved to be the biggest disappointment for the period. The company faced questions from a government investigation about its Medicare reimbursement practices. The ongoing investigation negatively affected the company’s business fundamentals, and its stock price suffered. We sold the position at a loss, given our concern that the regulatory cloud would continue to depress business fundamentals for the foreseeable future.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

In the consumer staples arena, the government’s probe into the business practices of for-profit providers of career-oriented post-secondary education hurt the fund’s positions in Career Education Corporation and Lincoln Educational Services. Regulators questioned the companies’ aggressive marketing to low-income individuals, its use of federal financial aid dollars, and its low graduation rates. We originally thought that these two companies would retain their potential to grow their businesses. However, given signs that the legislative overhang was proving more detrimental to their business model, we sold both positions toward the end of the period.

In the transportation sector, Hawaiian Holdings, which owns Hawaiian Airlines, proved disappointing. The airline offers daily trans-Pacific routes to the western United States, as well as daily routes among the Hawaiian Islands. We bought the stock based on its low valuation and the company’s strong balance sheet, but the growth prospects that we anticipated never fully materialized, and we sold the holding at a loss.

Do you believe the financial markets will maintain their solid footing for the remainder of 2011?

While market direction is notoriously difficult to predict over the short term, in our view, medium-term gains would be highly consistent with a robust corporate sector, policy stimulus, and falling unemployment. Mounting evidence suggests that the global economy is growing nicely, and this growth spans both developed and emerging markets. Fourth-quarter economic growth in 2010 was stronger than originally expected, and leading indicators around the world appear positive.

However, we believe that any upward path for the stock market would not be without volatility. Several factors could water down this more optimistic scenario, including Europe’s sovereign debt, unrest in the Middle East and North Africa, the moribund housing market, and inflation in emerging markets. But the improvement in global economic growth to date and increased focus on debt payment suggest a sturdier backdrop for financial markets in 2011. In this transient market environment, we remain anchored by our thorough research and stock selection process to uncover promising and undervalued small-cap companies that can increase market share, regardless of the direction of the markets.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

The U.S. bull market that hit its two-year anniversary on March 9, 2011, was the sharpest since 1955. As measured by the S&P 500 Index, U.S. stocks rose 103.68% from their March 9, 2009 nadir, adding more than $28 trillion to global share values. Prior to hitting its low two years ago, U.S. stocks were dragged down by the subprime mortgage collapse, global credit crisis, and worldwide recession. Even after hitting its recent milestone, the S&P 500’s two-year return remains 36 percentage points below the average bull-market gain of 131% since 1962, according to data compiled by Bloomberg and Birinyi Associates. While no one knows where the market will head from here, data suggest that this bull may have more room to run.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.52%	8.98%	8.72%	8.72%	8.71%	8.71%	8.99%	8.66%	9.27%	9.77%

10 years	97.45	86.07	83.34	83.34	83.20	83.20	87.94	81.43	92.82	102.84
Annual average	7.04	6.41	6.25	6.25	6.24	6.24	6.51	6.14	6.79	7.33

5 years	–2.41	–8.03	–5.94	–7.03	–6.03	–6.03	–4.82	–8.13	–3.50	–1.08
Annual average	–0.49	–1.66	–1.22	–1.45	–1.24	–1.24	–0.98	–1.68	–0.71	–0.22

3 years	14.21	7.67	11.62	8.62	11.55	11.55	12.43	8.49	13.41	15.15
Annual average	4.53	2.49	3.73	2.79	3.71	3.71	3.98	2.75	4.28	4.81

1 year	31.13	23.64	30.24	25.24	30.15	29.15	30.46	25.96	30.85	31.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/28/11

		Lipper Small-Cap Value Funds
	Russell 2000 Value Index	category average*

Annual average (life of fund)	10.01%	10.76%

10 years	129.91	144.55
Annual average	8.68	9.23

5 years	15.44	18.44
Annual average	2.91	3.34

3 years	21.82	25.17
Annual average	6.80	7.70

1 year	28.87	29.37

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/11, there were 220, 195, 156, 68, and 55 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,334 and $18,320, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,143 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,282 and $20,284, respectively.

Fund price and distribution information For the 12-month period ended 2/28/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.001		—	—	—		—	$0.024

Capital gains	—		—	—	—		—	—

Total	$0.001		—	—	—		—	$0.024

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/10	$8.10	$8.59	$7.11	$7.13	$7.55	$7.82	$8.04	$8.36

2/28/11	10.62	11.27	9.26	9.28	9.85	10.21	10.52	10.97

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.65%	9.11%	8.86%	8.86%	8.85%	8.85%	9.12%	8.79%	9.39%	9.90%

10 years	108.71	96.76	94.06	94.06	93.89	93.89	98.80	91.83	103.69	114.44
Annual average	7.64	7.00	6.85	6.85	6.85	6.85	7.11	6.73	7.37	7.93

5 years	–3.81	–9.34	–7.20	–8.27	–7.28	–7.28	–6.13	–9.43	–4.94	–2.47
Annual average	–0.77	–1.94	–1.48	–1.71	–1.50	–1.50	–1.26	–1.96	–1.01	–0.50

3 years	18.30	11.55	15.67	12.67	15.72	15.72	16.51	12.49	17.39	19.25
Annual average	5.76	3.71	4.97	4.06	4.99	4.99	5.23	4.00	5.49	6.04

1 year	23.99	16.91	23.15	18.15	23.09	22.09	23.41	19.03	23.71	24.41

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/10*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Annualized expense ratio for the six-month period
ended 2/28/11†	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10, changes to the fund’s investor servicing contract, and a new expense arrangement, which gives effect to changes in the allocations of certain expenses among Putnam funds.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2010, to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.57	$11.94	$11.94	$10.48	$9.03	$6.11

Ending value (after expenses)	$1,365.20	$1,359.80	$1,360.70	$1,362.40	$1,364.50	$1,367.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2011, use the following calculation method. To find the value of your investment on September 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.46	$10.19	$10.19	$8.95	$7.70	$5.21

Ending value (after expenses)	$1,018.40	$1,014.68	$1,014.68	$1,015.92	$1,017.16	$1,019.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2011, Putnam employees had approximately $372,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 12, 2011

The fund’s portfolio 2/28/11

COMMON STOCKS (95.7%)*	Shares	Value

Aerospace and defense (0.3%)
Innovative Solutions & Support, Inc. †	104,405	$620,166

		620,166
Airlines (0.6%)
SkyWest, Inc.	73,609	1,214,549

		1,214,549
Banking (12.0%)
Bancorp, Inc. †	190,400	1,614,592

Berkshire Hills Bancorp, Inc.	52,400	1,182,144

Bond Street Holdings, LLC 144A Class A † F	15,096	309,468

Brookline Bancorp, Inc.	93,200	968,348

ESSA Bancorp, Inc.	70,422	915,486

First Citizens BancShares, Inc. Class A	6,200	1,252,400

First Financial Bancorp S	74,700	1,264,671

First of Long Island Corp. (The)	43,785	1,182,195

Lakeland Financial Corp.	35,500	795,910

Metro Bancorp, Inc. †	103,509	1,269,020

Oritani Financial Corp.	104,494	1,344,838

PacWest Bancorp S	65,323	1,352,839

Popular, Inc. (Puerto Rico) †	381,300	1,239,225

Provident Financial Services, Inc.	58,700	869,347

Provident New York Bancorp	103,800	984,024

SVB Financial Group † S	23,700	1,284,066

Tower Bancorp, Inc.	50,800	1,164,844

Trustmark Corp. S	50,633	1,187,344

United Financial Bancorp, Inc.	66,100	1,031,821

Walker & Dunlop, Inc. †	104,060	1,270,573

Washington Federal, Inc.	53,523	951,104

		23,434,259
Broadcasting (0.2%)
UniTek Global Services, Inc. †	47,848	467,953

		467,953
Capital goods (1.1%)
Commercial Vehicle Group, Inc. †	72,500	1,142,600

Stoneridge, Inc. †	68,691	1,035,860

		2,178,460
Chemicals (3.1%)
Innophos Holdings, Inc.	33,400	1,430,522

Koppers Holdings, Inc.	28,800	1,163,808

OM Group, Inc. †	32,800	1,154,232

Omnova Solutions, Inc. †	59,579	419,436

PolyOne Corp. †	64,700	898,036

RPM International, Inc. S	46,300	1,063,511

		6,129,545
Coal (0.4%)
James River Coal Co. † S	37,600	789,600

		789,600

COMMON STOCKS (95.7%)* cont.	Shares	Value

Commercial and consumer services (3.0%)
Aaron’s, Inc.	73,350	$1,726,659

Alliance Data Systems Corp. † S	16,100	1,267,714

Deluxe Corp.	77,500	1,980,125

Ennis Inc. S	56,700	921,375

		5,895,873
Communications equipment (1.4%)
Ceragon Networks, Ltd. (Israel) †	95,200	1,183,336

Netgear, Inc. † S	16,522	541,922

Powerwave Technologies, Inc. †	272,408	1,005,186

		2,730,444
Components (0.8%)
Oplink Communications, Inc. † S	61,863	1,683,292

		1,683,292
Computers (1.8%)
SMART Modular Technologies (WWH), Inc. † S	204,254	1,415,480

Smith Micro Software, Inc. † S	121,400	1,137,518

TeleCommunication Systems, Inc. Class A †	228,300	974,841

		3,527,839
Construction (1.1%)
NCI Building Systems, Inc. †	61,500	868,995

Tutor Perini Corp.	55,400	1,319,628

		2,188,623
Consumer goods (1.5%)
ACCO Brands Corp. †	112,650	963,158

Newell Rubbermaid, Inc.	42,800	827,752

Spectrum Brands Holdings, Inc. †	44,103	1,265,756

		3,056,666
Consumer services (0.5%)
Stamps.com, Inc. S	80,290	1,079,098

		1,079,098
Distribution (1.1%)
Core-Mark Holding Co., Inc. †	25,400	862,330

Spartan Stores, Inc.	79,229	1,193,981

		2,056,311
Electric utilities (5.0%)
Avista Corp.	83,100	1,854,792

CMS Energy Corp. S	50,700	976,482

Great Plains Energy, Inc.	64,700	1,242,240

NV Energy, Inc.	100,000	1,469,000

UIL Holdings Corp.	53,695	1,650,584

UniSource Energy Corp. S	72,400	2,639,704

		9,832,802
Electrical equipment (0.5%)
Powell Industries, Inc. † S	25,100	938,489

		938,489
Electronics (2.0%)
EnerSys † S	23,850	846,675

Multi-Fineline Electronix, Inc. † S	51,500	1,473,930

TTM Technologies, Inc. † S	95,922	1,682,472

		4,003,077
Energy (oil field) (1.5%)
Helix Energy Solutions Group, Inc. † S	81,200	1,250,480

Tidewater, Inc. S	25,600	1,592,576

		2,843,056

COMMON STOCKS (95.7%)* cont.	Shares	Value

Engineering and construction (0.8%)
EMCOR Group, Inc. † S	46,300	$1,475,118

		1,475,118
Financial (1.3%)
Horizon Technology Finance Corp.	74,799	1,197,532

NewStar Financial, Inc. †	122,600	1,298,334

		2,495,866
Food (2.0%)
Chiquita Brands International, Inc. † S	62,600	1,076,094

Ruddick Corp. S	23,400	858,780

Sanderson Farms, Inc. S	20,900	864,215

Weiss Markets, Inc.	26,800	1,063,156

		3,862,245
Forest products and packaging (1.5%)
Buckeye Technologies, Inc.	46,600	1,220,920

Louisiana-Pacific Corp. †	81,877	844,971

Universal Forest Products, Inc.	24,542	836,882

		2,902,773
Health-care services (4.9%)
Addus HomeCare Corp. †	99,765	447,945

AmSurg Corp. † S	50,400	1,190,952

Ensign Group, Inc. (The)	36,000	1,094,760

Health Management Associates, Inc. Class A † S	128,048	1,280,480

ISTA Pharmaceuticals, Inc. †	188,039	1,449,781

MedQuist Holdings, Inc. †	162,771	1,477,961

Providence Service Corp. (The) † S	74,100	1,215,981

Triple-S Management Corp. Class B (Puerto Rico) †	73,500	1,452,360

		9,610,220
Homebuilding (0.4%)
M/I Homes, Inc. †	56,428	753,314

		753,314
Insurance (7.1%)
Allied World Assurance Company Holdings, Ltd.	30,300	1,869,813

American Equity Investment Life Holding Co. S	95,467	1,260,164

Arch Capital Group, Ltd. †	17,500	1,583,750

Assured Guaranty, Ltd. (Bermuda)	53,200	772,996

Employers Holdings, Inc.	62,928	1,266,111

Hanover Insurance Group, Inc. (The) S	42,300	1,965,681

HCC Insurance Holdings, Inc. S	48,300	1,504,062

Horace Mann Educators Corp.	52,090	882,926

Infinity Property & Casualty Corp.	20,800	1,262,768

Reinsurance Group of America, Inc. Class A	23,900	1,443,321

		13,811,592
Investment banking/Brokerage (1.7%)
Cowen Group, Inc. †	143,054	612,271

Duff & Phelps Corp. Class A	51,517	811,393

Gain Capital Holdings, Inc. †	117,314	908,010

Waddell & Reed Financial, Inc. Class A S	23,500	948,930

		3,280,604
Machinery (3.1%)
Applied Industrial Technologies, Inc.	34,200	1,095,768

Cascade Corp. S	17,723	865,946

COMMON STOCKS (95.7%)* cont.	Shares	Value

Machinery cont.
DXP Enterprises, Inc. †	50,300	$1,069,378

H&E Equipment Services, Inc. † S	103,500	1,622,880

NACCO Industries, Inc. Class A	11,100	1,382,505

		6,036,477
Manufacturing (1.5%)
Exide Technologies † S	147,200	1,751,680

General Cable Corp. †	28,900	1,254,838

		3,006,518
Medical technology (2.2%)
Cutera, Inc. †	114,605	1,107,084

Palomar Medical Technologies, Inc. †	53,017	847,212

Solta Medical, Inc. †	198,509	621,333

Syneron Medical, Ltd. (Israel) †	44,100	648,270

Vital Images, Inc. †	69,500	1,041,805

		4,265,704
Metals (0.7%)
Horsehead Holding Corp. †	82,328	1,361,705

		1,361,705
Natural gas utilities (2.4%)
Energen Corp.	35,600	2,175,160

Southwest Gas Corp.	64,500	2,507,115

		4,682,275
Oil and gas (5.1%)
Cabot Oil & Gas Corp. Class A	29,600	1,351,536

Petroquest Energy, Inc. † S	98,555	849,544

Pioneer Drilling Co. †	140,225	1,587,347

Rex Energy Corp. † S	76,327	961,720

Rosetta Resources, Inc. †	25,800	1,170,288

SM Energy Co.	32,600	2,362,522

Swift Energy Co. †	38,300	1,644,985

		9,927,942
Pharmaceuticals (0.6%)
Questcor Pharmaceuticals, Inc. † S	85,500	1,108,080

		1,108,080
Railroads (0.6%)
RailAmerica, Inc. † S	76,500	1,147,500

		1,147,500
Real estate (5.3%)
American Assets Trust, Inc. † R	61,801	1,332,430

Campus Crest Communities, Inc. R	56,251	805,514

Chimera Investment Corp. R S	95,120	409,967

Entertainment Properties Trust R S	24,400	1,163,148

LaSalle Hotel Properties R S	35,100	990,171

MFA Financial, Inc. R	118,360	1,002,509

One Liberty Properties, Inc. R	47,370	704,866

PS Business Parks, Inc. R	20,700	1,304,928

Summit Hotel Properties, Inc. † R	121,414	1,183,787

Taubman Centers, Inc. R S	15,300	848,844

Winthrop Realty Trust R	44,589	543,986

		10,290,150

COMMON STOCKS (95.7%)* cont.	Shares	Value

Restaurants (1.5%)
Denny’s Corp. † S	375,700	$1,461,473

Domino’s Pizza, Inc. †	90,329	1,523,850

		2,985,323
Retail (5.5%)
Ascena Retail Group, Inc. †	36,200	1,130,888

Charming Shoppes, Inc. † S	197,900	647,133

Collective Brands, Inc. † S	41,200	939,360

Express, Inc. S	81,352	1,462,709

Gordmans Stores, Inc. †	74,700	1,119,006

Haverty Furniture Cos., Inc.	38,582	513,141

Iconix Brand Group, Inc. † S	51,200	1,131,520

Kenneth Cole Productions, Inc. Class A †	56,731	737,503

Lithia Motors, Inc. Class A	65,000	984,100

Pier 1 Imports, Inc. † S	46,454	468,256

Stage Stores, Inc.	57,100	995,824

Steven Madden, Ltd. †	15,094	651,155

		10,780,595
Schools (0.1%)
Grand Canyon Education, Inc. † S	9,221	148,274

		148,274
Semiconductor (1.8%)
Cymer, Inc. † S	19,999	1,011,949

Nova Measuring Instruments, Ltd. (Israel) †	141,200	1,327,280

Pericom Semiconductor Corp. †	111,185	1,118,521

		3,457,750
Shipping (1.2%)
Celadon Group, Inc. †	37,800	552,258

Scorpio Tankers, Inc. (Monaco) † S	73,118	752,384

Swift Transportation Co. †	65,800	948,836

		2,253,478
Technology (0.7%)
Electro Scientific Industries, Inc. †	88,400	1,347,216

		1,347,216
Technology services (1.7%)
BancTec, Inc. 144A F †	160,833	723,749

CSG Systems International, Inc. †	46,900	916,895

Web.com Group, Inc. †	131,997	1,679,002

		3,319,646
Telecommunications (1.9%)
Cogent Communications Group, Inc. †	71,600	1,055,384

Earthlink, Inc.	148,400	1,221,332

NTELOS Holdings Corp.	71,300	1,384,646

		3,661,362
Textiles (0.6%)
Phillips-Van Heusen Corp. S	19,164	1,150,032

		1,150,032
Transportation (0.4%)
Orion Marine Group, Inc. †	60,900	752,115

		752,115

COMMON STOCKS (95.7%)* cont.	Shares	Value

Trucks and parts (1.2%)
American Axle & Manufacturing Holdings, Inc. †	89,800	$1,200,626

ArvinMeritor, Inc. † S	67,600	1,211,389

		2,412,015

Total common stocks (cost $147,865,055)		$186,955,991

INVESTMENT COMPANIES (1.4%)*	Shares	Value

American Capital, Ltd. †	133,800	$1,249,692

Hercules Technology Growth Capital, Inc.	141,380	1,563,663

Total investment companies (cost $2,382,773)		$2,813,355

SHORT-TERM INVESTMENTS (20.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	38,337,579	$38,337,579

Putnam Money Market Liquidity Fund 0.17% [e]	1,905,626	1,905,626

Total short-term investments (cost $40,243,205)		$40,243,205

TOTAL INVESTMENTS

Total investments (cost $190,491,033)		$230,012,551

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2010 through February 28, 2011 (the reporting period).

* Percentages indicated are based on net assets of $195,446,716.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$12,582,646	$—	$—

Capital goods	16,667,243	—	—

Communication services	3,661,362	—	—

Consumer cyclicals	19,047,767	—	—

Consumer staples	13,187,917	—	—

Energy	13,560,598	—	—

Financials	53,003,003	—	309,468

Health care	14,984,004	—	—

Technology	19,345,515	723,749	—

Transportation	5,367,642	—	—

Utilities and power	14,515,077	—	—

Total common stocks	185,922,774	723,749	309,468

Investment companies	2,813,355	—	—

Short-term investments	1,905,626	38,337,579	—

Totals by level	$190,641,755	$39,061,328	$309,468

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/11

ASSETS

Investment in securities, at value, including $37,284,284 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $150,247,828)	$189,769,346
Affiliated issuers (identified cost $40,243,205) (Notes 1 and 5)	40,243,205

Cash	1,425,455

Dividends, interest and other receivables	168,025

Receivable for shares of the fund sold	186,343

Receivable for investments sold	3,740,123

Total assets	235,532,497

LIABILITIES

Payable for investments purchased	778,626

Payable for shares of the fund repurchased	573,244

Payable for compensation of Manager (Note 2)	94,185

Payable for investor servicing fees (Note 2)	38,586

Payable for custodian fees (Note 2)	10,439

Payable for Trustee compensation and expenses (Note 2)	92,811

Payable for administrative services (Note 2)	707

Payable for distribution fees (Note 2)	78,670

Collateral on securities loaned, at value (Note 1)	38,337,579

Other accrued expenses	80,934

Total liabilities	40,085,781

Net assets	$195,446,716

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$219,953,565

Undistributed net investment income (Note 1)	346,331

Accumulated net realized loss on investments (Note 1)	(64,374,698)

Net unrealized appreciation of investments	39,521,518

Total — Representing net assets applicable to capital shares outstanding	$195,446,716

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($162,095,750 divided by 15,258,994 shares)	$10.62

Offering price per class A share (100/94.25 of $10.62)*	$11.27

Net asset value and offering price per class B share ($5,471,190 divided by 590,755 shares)**	$9.26

Net asset value and offering price per class C share ($10,927,031 divided by 1,177,064 shares)**	$9.28

Net asset value and redemption price per class M share ($1,544,448 divided by 156,728 shares)	$9.85

Offering price per class M share (100/96.50 of $9.85)*	$10.21

Net asset value, offering price and redemption price per class R share
($368,258 divided by 35,020 shares)	$10.52

Net asset value, offering price and redemption price per class Y share
($15,040,039 divided by 1,371,463 shares)	$10.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/11

INVESTMENT INCOME

Dividends	$2,572,181

Interest (including interest income of $7,558 from investments in affiliated issuers) (Note 5)	7,558

Securities lending (including interest income of $15,285 from investments
in affiliated issuers) (Note 1)	103,356

Total investment income	2,683,095

EXPENSES

Compensation of Manager (Note 2)	1,139,770

Investor servicing fees (Note 2)	621,870

Custodian fees (Note 2)	19,991

Trustee compensation and expenses (Note 2)	15,518

Administrative services (Note 2)	5,848

Distribution fees — Class A (Note 2)	372,358

Distribution fees — Class B (Note 2)	53,226

Distribution fees — Class C (Note 2)	101,914

Distribution fees — Class M (Note 2)	10,733

Distribution fees — Class R (Note 2)	1,371

Other	96,763

Total expenses	2,439,362

Expense reduction (Note 2)	(36,428)

Net expenses	2,402,934

Net investment income	280,161

Net realized gain on investments (Notes 1 and 3)	31,895,357

Net unrealized appreciation of investments during the year	16,743,653

Net gain on investments	48,639,010

Net increase in net assets resulting from operations	$48,919,171

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 2/28/11	Year ended 2/28/10

Operations:
Net investment income	$280,161	$186,768

Net realized gain (loss) on investments	31,895,357	(22,904,451)

Net unrealized appreciation of investments	16,743,653	115,971,245

Net increase in net assets resulting from operations	48,919,171	93,253,562

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(15,637)	(2,599,210)

Class B	—	(71,216)

Class C	—	(126,867)

Class M	—	(20,821)

Class R	—	(3,019)

Class Y	(35,221)	(240,724)

Redemption fees (Note 1)	8,201	11,341

Decrease from capital share transactions (Note 4)	(28,421,180)	(52,466,410)

Total increase in net assets	20,455,334	37,736,636

NET ASSETS

Beginning of year	174,991,382	137,254,746

End of year (including undistributed net investment income
of $346,331 and $20,493, respectively)	$195,446,716	$174,991,382

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
February 28, 2011	$8.10	.02	2.50	2.52	— [b]	—	— [b]	—	$10.62	31.13	$162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—	8.10	75.74	144,577	1.46 [e]	.15 [e]	79
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	4.69	(50.44)	111,011	1.47 [e]	1.07 [e]	53
February 29, 2008	16.62	.10	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—	10.21	(22.54)	342,770	1.37 [e]	.66 [e]	49
February 28, 2007	18.17	.08 [f]	1.75	1.83	(.06)	(3.32)	(3.38)	—	16.62	10.32 [f]	522,839	1.27 [e,f]	.46 [e,f]	47

Class B
February 28, 2011	$7.11	(.04)	2.19	2.15	—	—	—	—	$9.26	30.24	$5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—	7.11	74.28	5,494	2.21 [e]	(.59) [e]	79
February 28, 2009	9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	4.13	(50.82)	4,973	2.22 [e]	.31 [e]	53
February 29, 2008	15.24	(.04)	(3.20)	(3.24)	—	(2.85)	(2.85)	—	9.15	(23.06)	19,600	2.12 [e]	(.16) [e]	49
February 28, 2007	16.98	(.05) [f]	1.63	1.58	—	(3.32)	(3.32)	—	15.24	9.52 [f]	147,307	2.02 [e,f]	(.29) [e,f]	47

Class C
February 28, 2011	$7.13	(.04)	2.19	2.15	—	—	—	—	$9.28	30.15	$10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—	7.13	74.49	9,778	2.21 [e]	(.60) [e]	79
February 28, 2009	9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	4.14	(50.88)	7,166	2.22 [e]	.32 [e]	53
February 29, 2008	15.28	(.01)	(3.24)	(3.25)	—	(2.85)	(2.85)	—	9.18	(23.08)	19,800	2.12 [e]	(.10) [e]	49
February 28, 2007	17.02	(.05) [f]	1.63	1.58	—	(3.32)	(3.32)	—	15.28	9.51 [f]	38,799	2.02 [e,f]	(.29) [e,f]	47

Class M
February 28, 2011	$7.55	(.03)	2.33	2.30	—	—	—	—	$9.85	30.46	$1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—	7.55	74.90	1,375	1.96 [e]	(.35) [e]	79
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	4.38	(50.73)	954	1.97 [e]	.55 [e]	53
February 29, 2008	15.83	.02	(3.36)	(3.34)	—	(2.85)	(2.85)	—	9.64	(22.83)	3,493	1.87 [e]	.16 [e]	49
February 28, 2007	17.49	(.01) [f]	1.67	1.66	—	(3.32)	(3.32)	—	15.83	9.71 [f]	7,322	1.77 [e,f]	(.04) [e,f]	47

Class R
February 28, 2011	$8.04	(.01)	2.49	2.48	—	—	—	—	$10.52	30.85	$368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—	8.04	75.43	213	1.71 [e]	(.12) [e]	79
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	4.66	(50.59)	76	1.72 [e]	.75 [e]	53
February 29, 2008†	16.83	.05	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—	10.18	(23.62) *	29	1.49 *[e]	.39*[e]	49

Class Y
February 28, 2011	$8.36	.04	2.59	2.63	(.02)	—	(.02)	—	$10.97	31.53	$15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—	8.36	76.08	13,554	1.21 [e]	.42 [e]	79
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	4.84	(50.28)	13,074	1.22 [e]	1.32 [e]	53
February 29, 2008	16.97	.14	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—	10.48	(22.30)	30,898	1.12 [e]	.91 [e]	49
February 28, 2007	18.49	.13 [f]	1.78	1.91	(.11)	(3.32)	(3.43)	—	16.97	10.56 [f]	46,876	1.02 [e,f]	.71 [e,f]	47

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.13%

February 28. 2009	0.05

February 29, 2008	<0.01

February 28, 2007	<0.01

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/11

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2010 through February 28, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $37,393,290. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $38,337,579.

E) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2011, the fund had a capital loss carryover of $63,073,571 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2018. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $96,535, to increase undistributed net investment income and $4 to decrease paid-in-capital, with an increase to accumulated net realized losses of $96,531.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$44,995,369
Unrealized depreciation	(6,774,978)

Net unrealized appreciation	38,220,391
Undistributed ordinary income	346,331
Capital loss carryforward	(63,073,571)
Cost for federal income tax purposes	$191,792,160

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective June 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $459 under the expense offset arrangements and by $35,969 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $121, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,949 and $143 from the sale of class A and class M shares, respectively, and received $6,217 and $705 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $118,395,570 and $150,250,276, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/11		Year ended 2/28/10

Class A	Shares	Amount	Shares	Amount

Shares sold	1,536,670	$14,212,952	2,398,929	$16,074,200

Shares issued in connection with
reinvestment of distributions	1,509	14,773	319,982	2,479,857

	1,538,179	14,227,725	2,718,911	18,554,057

Shares repurchased	(4,131,378)	(37,181,405)	(8,532,799)	(58,160,807)

Net decrease	(2,593,199)	$(22,953,680)	(5,813,888)	$(39,606,750)

	Year ended 2/28/11		Year ended 2/28/10

Class B	Shares	Amount	Shares	Amount

Shares sold	148,158	$1,170,997	219,258	$1,309,205

Shares issued in connection with
reinvestment of distributions	—	—	10,100	68,880

	148,158	1,170,997	229,358	1,378,085

Shares repurchased	(329,827)	(2,616,210)	(661,214)	(3,965,126)

Net decrease	(181,669)	$(1,445,213)	(431,856)	$(2,587,041)

	Year ended 2/28/11		Year ended 2/28/10

Class C	Shares	Amount	Shares	Amount

Shares sold	92,688	$740,450	117,691	$695,560

Shares issued in connection with
reinvestment of distributions	—	—	16,197	110,785

	92,688	740,450	133,888	806,345

Shares repurchased	(287,005)	(2,283,011)	(492,265)	(2,923,564)

Net decrease	(194,317)	$(1,542,561)	(358,377)	$(2,117,219)

	Year ended 2/28/11		Year ended 2/28/10

Class M	Shares	Amount	Shares	Amount

Shares sold	17,144	$151,145	27,353	$162,428

Shares issued in connection with
reinvestment of distributions	—	—	2,693	19,470

	17,144	151,145	30,046	181,898

Shares repurchased	(42,599)	(363,658)	(65,670)	(405,361)

Net decrease	(25,455)	$(212,513)	(35,624)	$(223,463)

	Year ended 2/28/11		Year ended 2/28/10

Class R	Shares	Amount	Shares	Amount

Shares sold	15,769	$145,128	20,897	$136,359

Shares issued in connection with
reinvestment of distributions	—	—	393	3,019

	15,769	145,128	21,290	139,378

Shares repurchased	(7,196)	(66,975)	(11,253)	(69,796)

Net increase	8,573	$78,153	10,037	$69,582

	Year ended 2/28/11		Year ended 2/28/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	402,608	$3,778,941	569,760	$3,881,720

Shares issued in connection with
reinvestment of distributions	3,289	33,216	28,635	228,796

	405,897	3,812,157	598,395	4,110,516

Shares repurchased	(656,050)	(6,157,523)	(1,679,904)	(12,112,035)

Net decrease	(250,153)	$(2,345,366)	(1,081,509)	$(8,001,519)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,558 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $60,839,318 and $62,316,823, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2011, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended February 28, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $392 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2011, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	moreconservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Judith Cohen
Custodian	Principal Executive	Vice President, Clerk and
State Street Bank	Officer, Treasurer and	Assistant Treasurer
and Trust Company	Compliance Liaison
Michael Higgins
Legal Counsel	Steven D. Krichmar	Vice President, Senior Associate
Ropes & Gray LLP	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Janet C. Smith	Vice President, Assistant Clerk,
KPMG LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN069
266547 4/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2011	$41,499	$--	$3,800	$-
February 28, 2010	$41,545	$--	$3,800	$-

For the fiscal years ended February 28, 2011and February 28, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,800and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2011	$ -	$ -	$ -	$ -
February 28, 2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2011